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                                  EXHIBIT 21


               SUBSIDIARIES OF ROCHESTER TELEPHONE CORPORATION
                            AS OF JANUARY 13, 1994


                                   STATE OF
NAME OF SUBSIDIARY              INCORPORATION    BUSINESS NAMES USED

AuSable Valley Telephone           New York      AuSable Valley Telephone
 Company, Inc.                                     Company, Inc.

Breezewood Telephone Company       Pennsylvania  Breezewood Telephone Company
 (A wholly-owned subsidiary of
  Rochester Tel Subsidiary
  Telco, Inc.)

Budget Call Long Distance, Inc.    Pennsylvania  Budget Call Long Distance,
  (A wholly-owned subsidiary of                  Inc.
   RCI Long Distance, Inc.)                      Budget Call Long Distance

Canton Telephone Company           Pennsylvania  Canton Telephone Company
 (A wholly-owned subsidiary of
  Rochester Tel Subsidiary
  Telco, Inc.)

C, C & S Service Corp.             Michigan      C, C & S Service Corp.
 (A wholly-owned subsidiary of
  C, C & S Systems, Inc.)

C, C & S Systems, Inc.             Michigan      C, C & S Systems, Inc.
 (A wholly-owned subsidiary of
  Rochester Tel Subsidiary
  Telco, Inc.)

C, C & S Telco, Inc.               Michigan      C, C & S Telco, Inc.
 (A wholly-owned subsidiary of
  C, C, & S Systems, Inc.)

Citizens Telephone Company, Inc.   Indiana       Citizens Telephone
 (A wholly-owned subsidiary of                     Company, Inc.
  Rochester Tel Subsidiary
  Telco, Inc.)

DePue Communications, Inc.         Illinois      DePue Communications, Inc.
 (A wholly-owned subsidiary of
  DePue Telephone Company)

DePue Telephone Company            Illinois      DePue Telephone Company
 (A wholly-owned subsidiary of
  Rochester Tel Subsidiary
  Telco, Inc.)

                                    STATE OF
NAME OF SUBSIDIARY                INCORPORATION   BUSINESS NAMES USED

Distributed Solutions, Inc.         Delaware     Distributed Solutions, Inc.
                                                 DSI

Enterprise Marketing Services Inc.  Pennsylvania Enterprise Marketing Services
 (A wholly-owned subsidiary of                     Inc.
  Enterprise Telephone Company)

Enterprise Telephone Company        Pennsylvania Enterprise Telephone Company
 (A wholly-owned subsidiary of
  Rochester Tel Subsidiary
  Telco, Inc.)

Fairmount Telephone Company, Inc.   Georgia      Fairmount Telephone
 (A wholly-owned subsidiary of                     Company Inc.
  Rochester Tel Subsidiary
  Telco, Inc.

Fairmount Cellular Inc.             Georgia      Fairmount Cellular Inc.
 (A wholly-owned subsidiary of
  Fairmount Telephone Company,
  Inc.)

Highland Telephone Company          New York     Highland Telephone Company

Inland Telephone Company            Illinois     Inland Telephone Company
 (A wholly-owned subsidiary of
  Rochester Tel Subsidiary
  Telco, Inc.)

Lakeshore Telephone Company         Wisconsin    Lakeshore Telephone Company
 (A wholly-owned subsidiary of
  Rochester Tel Subsidiary
  Telco, Inc.

Lakeside Telephone Company          Illinois     Lakeside Telephone Company
 (A wholly-owned subsidiary of
  Rochester Tel Subsidiary
  Telco, Inc.)

Lakewood Telephone Company          Pennsylvania Lakewood Rural Telephone
 (A wholly-owned subsidiary of                     Company
  Rochester Tel Subsidiary                       Lakewood Telephone Company
  Telco, Inc.)

Lamar Cellular, Inc.                Alabama      Lamar Cellular, Inc.
 (A wholly-owned subsidiary of
  Lamar County Telephone
  Company, Inc.)

                                    STATE OF
NAME OF SUBSIDIARY               INCORPORATION   BUSINESS NAMES USED

Lamar County Telephone              Alabama      Lamar County Telephone
 Company, Inc.                                     Company, Inc.
 (A wholly-owned subsidiary of
  Rochester Tel Subsidiary
  Telco, Inc.)

Long Distance North of New        New Hampshire  Long Distance North of
  Hampshire, Inc.                                  New Hampshire, Inc.
 (A wholly-owned subsidiary of
  RCI Long Distance New
  England, Inc.)

Mid Atlantic Telecom, Inc.          Virginia     Mid Atlantic Telecom, Inc.

Midland Telephone Company           Illinois     Midland Telephone Company
 (A wholly-owned subsidiary of
  Rochester Tel Subsidiary
  Telco, Inc.)

Mid-South Cablevision Company, Inc. Mississippi  Mid-South Cablevision
 (A wholly-owned subsidiary of                     Company, Inc.
  Rochester Tel Subsidiary
  Telco, Inc.)

Mid-South Telephone Company, Inc.   Mississippi  Mid-South Telephone
 (A wholly-owned subsidiary of                     Company, Inc.
  Rochester Tel Subsidiary
  Telco, Inc.

Midway Telephone Company            Michigan     Midway Telephone Company
 (A subsidiary of Ontonagon
  County Telephone Company)

Minot Telephone Company             North Dakota Minot Telephone Company
 (A wholly-owned subsidiary of
  Rochester Tel Subsidiary
  Telco, Inc.)

Mondovi Telephone Company           Wisconsin    Mondovi Telephone Company
 (A wholly-owned subsidiary of
  Rochester Tel Subsidiary
  Telco, Inc.)

Monroeville Telephone Company, Inc. Alabama      Monroeville Telephone
 (A wholly-owned subsidiary of                     Company, Inc.
  Rochester Tel Subsidiary
  Telco, Inc.)

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                                    STATE OF
NAME OF SUBSIDIARY               INCORPORATION   BUSINESS NAMES USED

Montel Cellular Company, Inc.       Alabama      Montel Cellular Company, Inc.
 (A wholly-owned subsidiary of
  Monroeville Telephone
  Company, Inc.)

Montel Communications, Inc.         Alabama      Montel Communications, Inc.
 (A wholly-owned subsidiary of
  Monroeville Telephone
  Company, Inc.)

Mt. Pulaski Telephone and           Illinois     Mt. Pulaski Telephone and
  Electric Company                                 Electric Company; Mt.
 (A wholly-owned subsidiary of                     Pulaski Telephone Company
  Rochester Tel Subsidiary
  Telco, Inc.)

New York Independent Cellular       New York     NYICS
Systems, Inc.                                    (Part of Utica-Rome
  (A wholly-owned subsidiary of                  Cellular Partnership)
   Rochester Tel Telecommunications
   Holding Company

New Richmond Cable Company, Inc.    Wisconsin    New Richmond Cable Company,
 (A wholly-owned subsidiary of                     Inc.
  St. Croix Telephone Company)

Oneida County Cellular Systems,     New York     Oneida County Cellular
Inc. (A wholly-owned subsidiary of  (Part of Utica-Rome
   Rochester Tel Telecommunications              Cellular Parntership)
   Holding Company)

Ontonagon Communications, Inc.      Michigan     Ontonagon Communications,
 (A wholly-owned subsidiary of                   Inc.
  Ontonagon County Telephone Company)

Ontonagon County Telephone Company  Michigan     Ontonagon County Telephone
 (A wholly-owned subsidiary of                     Company
  Rochester Tel Subsidiary
  Telco, Inc.)

Orion Telephone Exchange            Illinois     Orion Telephone Exchange
  Association                                      Association
 (A wholly-owned subsidiary of
  Rochester Tel Subsidiary
  Telco, Inc.)

                                    STATE OF
NAME OF SUBSIDIARY                INCORPORATION  BUSINESS NAMES USED

Oswayo River Telephone Company     Pennsylvania  Oswayo River Telephone
 (A wholly-owned subsidiary of                     Company
  Rochester Tel Subsidiary
  Telco, Inc.)

O. T. Cellular Telephone Company    Illinois     O. T. Cellular Telephone
 (A wholly-owned subsidiary of                     Company
  Orion Telephone Exchange
  Association)

PAGECO, Inc.                        Delaware     PAGECO, Inc.
 (A wholly-owned subsidiary of
  Rochester Tel Cellular
  Holding Corporation)

Phoncom Inc.                        New York     Phoncom Inc.
  (A wholly owned subsidiary of                  (Part of Utica-Rome
   Rochester Tel Telecommunications              Cellular Partnership)
   Holding Company)

Prairie Telephone Company           Illinois     Prairie Telephone Company
 (A wholly-owned subsidiary of
  Rochester Tel Subsidiary
  Telco, Inc.)

RCI Long Distance Canada Ltd.       Ontario,     RCI Long Distance Canada Ltd.
 (A wholly-owned subsidiary of      Canada
  Rochester Tel Telecommunications
  Corporation)

RCI Long Distance, Inc.             Delaware     RCI Long Distance, Inc.
 (A wholly-owned subsidiary of                   Budget Call Long Distance
  Rochester Tel Telecommunications               Mid Atlantic Telecom
  Corporation)

RCI Long Distance New England, Inc. Delaware     RCI Long Distance New
 (A wholly-owned subsidiary of                     England, Inc.
  Rochester Tel Telecommunications               Long Distance North
  Corporation)                                   LDN
                                                 Mid Atlantic Telecom

Rochester Holding Corporation       Delaware     Rochester Holding
                                                   Corporation

Rochester Tel Business Marketing    New York     Rochester Tel Business
 Corporation                                       Marketing Corporation
 (A wholly-owned subsidiary of                   RTBMC
  Rochester Tel Telecommunications               Business Marketing
  Corporation)

                                    STATE OF
NAME OF SUBSIDIARY               INCORPORATION   BUSINESS NAMES USED

Rochester Tel Cellular              Delaware     Rochester Tel Cellular
  Holding Corporation                              Holding Corporation

Rochester Tel Mobile RSA 2, Inc.    Delaware     Rochester Tel Mobile RSA 2,
 (A wholly-owned subsidiary of                     Inc.
  Rochester Tel Cellular
  Holding Corporation)

Rochester Telephone                 Delaware     RTMC, Inc.
  Mobile Communications, Inc.

Rochester Tel Subsidiary Capital    Delaware     Rochester Tel Subsidiary
  Services Inc.                                    Capital Services Inc.

Rochester Tel Subsidiary            Delaware     Rochester Tel Subsidiary
  Telco, Inc.                                      Telco, Inc.

Rochester Tel Telecommunications    Delaware     Rochester Tel Telecommuni-
  Corporation                                      cations Corporation
 (A wholly-owned subsidiary of
  Rochester Tel Telecommunications
  Holding Corporation)

Rochester Tel Telecommunications    Delaware     Rochester Tel Telecommuni-
  Holding Corporation                              cations Holding Corporation

Rochester Tel Telecommunications    New York     Rochester Tel Telecommuni-
  Information Services                             cations Information
Services
  Technologies, Inc.                               Technologies, Inc.
 (A wholly-owned subsidiary of                   RTTIST
  Rotelcom Inc.)                                 Rotelcom Data, Inc.

Rotelcom Inc.                       Delaware     Rotelcom Inc.
 (A wholly-owned subsidiary of                   Anixter-Rotelcom
  Rochester Tel Telecommunications               Rotelcom Network Systems
  Corporation                                    SGT Business Systems

RTC Main Street, Inc.               Delaware     RTC Main Street, Inc.

RTMC Holding, Inc.                  Delaware     RTMC Holding, Inc.
 (A wholly-owned subsidiary of
  Rochester Tel Cellular Holding
  Corporation)

Schuyler Cellular, Inc.             Illinois     Schuyler Cellular, Inc.
 (A wholly-owned subsidiary of
  The Schuyler Telephone Company)

                                    STATE OF
NAME OF SUBSIDIARY               INCORPORATION   BUSINESS NAMES USED

The Schuyler Telephone Company      Illinois     Schuyler Telephone Company
 (A wholly-owned subsidiary of
  Rochester Tel Subsidiary
  Telco, Inc.)

Seneca-Gorham Telephone             New York     Seneca-Gorham Telephone
  Corporation                                      Corporation

St. Croix Telephone Company         Wisconsin    St. Croix Telephone Company
 (A wholly-owned subsidiary of
  Rochester Tel Subsidiary
  Telco, Inc.)

Southland Rural Cellular            Alabama      Southland Rural Cellular
  Company, Inc.                                    Company, Inc.
 (A wholly-owned subsidiary of
  Southland Telephone Company)

Southland Telephone Company         Alabama      Southland Telephone Company
 (A wholly-owned subsidiary of
  Rochester Tel Subsidiary
  Telco, Inc.)

The Statesboro Telephone Company    Georgia      Statesboro Telephone Company
 (A wholly-owned subsidiary of
  Rochester Tel Subsidiary
  Telco, Inc.)

Super Com, Inc.                     Michigan     Super Com, Inc.
 (A subsidiary of Ontonagon
  County Telephone Company)

Superior Communications, Inc.       Michigan     Superior Communications, Inc.
 (A wholly-owned subsidiary of
  Ontonagon County Telephone
  Company)

Sylvan Lake Telephone Company, Inc. New York     Sylvan Lake Telephone
                                                   Company, Inc.

Taconic Long Distance Service Corp. New York     Taconic Long Distance
 (A wholly-owned subsidiary of                     Service Corp.
  Rochester Tel Telecommunications
  Corporation)

TDCI, Ltd.                          Indiana      Thorntown Development
 (A wholly-owned subsidiary of                     Company, Inc.
  The Thorntown Telephone                        TDCI, Ltd.
  Company, Inc.)

                                    STATE OF
NAME OF SUBSIDIARY               INCORPORATION   BUSINESS NAMES USED

The Thorntown Telephone             Indiana      Thorntown Telephone Company
 Company, Inc.
 (A wholly-owned subsidiary of
  Rochester Tel Subsidiary
  Telco, Inc.)

Urban Telephone Corporation         Wisconsin    Urban Telephone Corporation
 (A wholly-owned subsidiary of
  Rochester Tel Subsidiary
  Telco, Inc.)

Vernon Cellular Inc.                New York     Vernon Cellular Inc.
  (A wholly-owned subsidiary of                  Part of the Utica-Rome
   Rochester Tel Telecommunications              Cellular Partnership
   Holding Company

Viroqua Telephone Company           Wisconsin    Viroqua Telephone Company
 (A wholly-owned subsidiary of
  Rochester Tel Subsidiary
  Telco, Inc.)

Visions Inc.                        Delaware     Visions Publishing Inc.
 (A wholly-owned subsidiary of
  Rochester Tel Subsidiary
  Telco, Inc.)

Visions Long Distance America Inc.  Delaware     Visions Long Distance
 (A wholly-owned subsidiary of                     America Inc.
  Rochester Tel Subsidiary                       Minot Telephone Long Distance
  Telco, Inc.)                                   Breezewood Tel Long Distance
                                                 Canton Tel Long Distance
                                                 Vista Tel Long Distance
                                                 C,C&S Tel Long Distance
                                                 St. Croix Tel Long Distance
                                                 Statesboro Tel Long Distance

Visions Long Distance New York Inc. New York     Visions Long Distance
 (A wholly-owned subsidiary of                     New York Inc.
  Rochester Tel Subsidiary                       Highland Tel Long Distance
  Telco, Inc.)                                   Sylvan Lake Tel Long Distance
                                                 AuSable Valley Tel Long
                                                   Distance

Vista Telephone Company of Iowa     Iowa         Vista Telephone Company
 (A wholly-owned subsidiary of
  Rochester Tel Subsidiary
  Telco, Inc.)

                                    STATE OF
NAME OF SUBSIDIARY               INCORPORATION   BUSINESS NAMES USED

Vista Telephone Company             Minnesota    Vista Telephone Company
 of Minnesota
 (A wholly-owned subsidiary of
  Rochester Tel Subsidiary
  Telco, Inc.)


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